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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 3, 1999


                             CITATION CORPORATION
            (Exact name of registrant as specified in its Charter)



    Delaware                       0-24492                    63-0828225
(State of Incorporation)    (Commission File Number)     (IRS Employer I.D. No.)



                        2 Office Park Circle, Suite 204
                           Birmingham, Alabama 35223
                   (Address of principal executive offices)


                                (205) 871-5731
                        (Registrant's telephone number)
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ITEM 5.   OTHER EVENTS.

     On September 3, 1999, Citation Corporation (the "Registrant") and RSJ Acquisition Co. entered into Amendment No. 1 to the Agreement and Plan of Merger and Recapitalization dated as of June 24, 1999, between RSJ Acquisition Co. and the Registrant (the "Merger Agreement"). On September 9, 1999, the Registrant issued a press release announcing the execution of Amendment No. 1 to the Merger Agreement. The Registrant also announced that the Registrant's definitive proxy statement/prospectus regarding its proposed merger with RSJ Acquisition Co. had been filed with the Securities and Exchange Commission and was being mailed to all stockholders of record as of August 27, 1999, the record date for the special meeting of stockholders to be held on October 7, 1999. A copy of Amendment No. 1 to the Merger Agreement and the related press release are attached as Exhibits 2.1 and 99.1, respectively, to this Form 8-K and are incorporated herein by reference.

     In connection with its offering of Senior Subordinated Notes as part of the financing for the merger and recapitalization transactions, the Registrant has provided certain pro forma unaudited financial information for the twelve-month period ended August 29, 1999. Sales for such period were $821.8 million and pro forma earnings before interest, taxes, depreciation and amortization (EBITDA) were $96.99 million. Such information, which is subject to further review and potential material adjustment, gives effect to the acquisitions by the Registrant during such period of its Custom Products and Citation Marion divisions, the disposition of its Oberdorfer division and the recapitalization and merger and the related financings as if they had occurred on the first day of the period presented. The unaudited pro forma consolidated financial information, a copy of which is attached as Exhibit 99.2 to this Form 8-K, differs somewhat from unaudited pro forma consolidated financial information provided in the proxy statement/prospectus described above, because of recent revisions to estimated interest rates.

     The Senior Subordinated Notes referred to above are being offered in a private placement pursuant to Rule 144A under the Securities Act of 1933, as amended, and, if issued, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     The following are filed as exhibits to this Current Report on Form 8-K:

     Exhibit No.  Description
     -----------  --------------------

     2.1 Amendment No. 1 to Agreement and Plan of Merger and Recapitalization, dated as of September 3, 1999.
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     99.1    Press release dated September 9, 1999 issued by the Registrant.

     99.2    Certain unaudited pro forma financial information.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 17, 1999       /s/   Stanley B. Atkins
                                -------------------------------------
                                STANLEY B. ATKINS
                                Vice President and Secretary